Exhibit 10.24

MODIFICATION OF LOAN DOCUMENTS

THIS MODIFICATION OF LOAN DOCUMENTS (this “Agreement” or “Modification”) is dated effective as of March 20, 2013, among OD WM NORTH CAROLINA, LLC, a Delaware Illinois limited partnership (“Borrower”), FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), and DOUGLAS D. O’DONNELL (“O’Donnell”), DOUGLAS D. O’DONNELL, AS TRUSTEE OF THE DOD TRUST ESTABLISHED AUGUST 29, 2002 (“DOD Trust”), O’DONNELL STRATEGIC INDUSTRIAL REIT OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Operating Partnership”) and O’DONNELL STRATEGIC INDUSTRIAL REIT, a Maryland corporation (“REIT”; O’Donnell, DOD Trust, Operating Partnership and REIT are referred to herein individually as “Guarantor”, and collectively, as “Guarantors”).

R E C I T A L S:

A. Lender has heretofore made a loan (“Loan”) to Borrower in the original principal amount of TWO MILLION EIGHT HUNDRED NINETY NINE THOUSAND DOLLARS ($2,899,000) pursuant to the terms and conditions of a Promissory Note dated as of December 27, 2012 from Borrower to Lender (the “Note”) and a Loan Agreement, dated as of December 27, 2012 between Borrower and Lender (the “Loan Agreement”); all terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement).

B. The Note is secured by the Guaranty, Mortgage, Assignment of Leases and other Loan Documents.

C. Borrower and Lender desire to amend the Loan Documents as hereafter provided.

AGREEMENTS:

NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement), (ii) the agreements by Lender to modify the Loan Documents, as provided herein, (iii) the covenants and agreements contained herein, and (iv) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Note. Section 2.4(b) of the Note is hereby restated in its entirety to read as follows:

“(b) On April 1, 2013 and on the first day of each month thereafter, principal payments of $4,560 each shall be due and payable until the principal balance of the Loan is $2,230,000 or less; thereafter, there shall be no monthly principal payments hereunder.”

2. Loan Agreement.

2.1 The definition of “Guaranty” in Section 1.1 of the Loan Agreement is hereby restated in its entirety to read as follows:

“Guaranty” shall mean (i) that certain Guaranty of Recourse Obligations dated December 27, 2012 from Guarantor for the benefit of Lender, (ii) that certain Guaranty of Payment dated December 27, 2012 from the REIT and Managing Member for the benefit of Lender, and (iii) that certain Guaranty of Payment, dated March 20,2013 from Douglas D. O’Donnell to Lender.

2.2 Section 4.1.17 of the Loan Agreement is hereby restated in its entirety to read as follows:

“4.1.17 REIT Accounts. Borrower shall cause the REIT and the Managing Member to establish and maintain deposit accounts with Lender and cause all capital contributions due the REIT and the Managing Member or received by the REIT and the Managing Member to be deposited therein (the “Capital Accounts”). Unless or until the principal balance of the Loan is reduced to $2,230,000 or less (and no Default or Event of Default shall then exist), neither the Managing Member nor the REIT shall have any further access to the Capital Accounts or any funds on deposit therein without Lender’s prior written consent, and following an Event of Default Lender may setoff all funds on deposit therein. On each June 30, September 30, December 31 and March 31, until the principal balance of the Loan is reduced to $2,230,000 or less, all funds on deposit in the Capital Accounts shall be applied by Lender to reduce the principal balance of the Loan. Notwithstanding any provision to the contrary set forth in any Loan Document, from and after the time that the principal balance of the Loan is reduced to $2,230,000 or less (provided that no Default or Event of Default has occurred and is continuing), Lender shall have no further rights with respect to the Capital Accounts, including without limitation setoff rights or otherwise, and the Capital Account shall thereafter expressly not constitute an “Account” under Section 6.1 of this Loan Agreement, under Section 1.1(o) of the Deed of Trust, or under any other provision of any Loan Document which may grant a security interest therein.”

2.3 Sections 6.3 and 6.5 of the Loan Agreement are hereby deleted.

2.4 Section 6.7.1 of the Loan Agreement is hereby restated in its entirety to read as follows:

“6.7.1 Order of Priority of Funds in Deposit Account. Subject to the other provisions of this Agreement and the other Loan Documents, on each Monthly Payment Date during the Term, except during the continuance of an Event of Default, all funds on deposit in the Deposit Account shall be applied on such Monthly Payment Date in the following order of priority: (i) First, to pay the Monthly Debt Service Payment; (ii) Second, to pay management fees then due under the Management Agreement; and (iii) Lastly, provided no Sweep Event has occurred and is continuing, payments to Borrower of any excess amounts. In addition, on each June 30, September 30, December 31 and March 31, during the term of a Sweep Event under Section 6.8(c), all remaining cash on deposit in the Deposit Account in excess of $3,000 shall be applied on account of the principal balance of the Loan. Following the occurrence and during the continuance of an Event of Default, Lender may apply funds in the Deposit Account from time to time on account of the obligations in such order as it may determine.”

2.5 Section 6.8 of the Loan Agreement is hereby restated in its entirety to read as follows:

“Section 6.8 Sweep Event

Each of the following shall constitute a “Sweep Event”:

(a) the occurrence of an Event of Default;

(b) if the Imputed Debt Service Coverage Ratio in Section 4.1.16 is not satisfied and Borrower has failed to make the required deposit into the Deposit Account or delivered a letter of credit to Lender as described therein; and

(c) a Sweep Event shall be deemed to exist as of the date of this Agreement.

The Sweep Event described in clause (a) shall terminate only upon the payment in full of the Obligations. The Sweep Event described in clause (b) shall terminate, as applicable, once the Imputed Debt Service Coverage Ratio has been satisfied for a fiscal quarter without taking into account such deposit or Letter of Credit, provided no other Defaults or Events of Default then exist. The Sweep Event described in clause (c) shall terminate once the principal balance of the Loan is $2,230,000 or less, provided no other Default or Event of Default shall then exist.”

3. Representations and Warranties of Borrower. Borrower and each Guarantor hereby represent, covenant and warrant to Lender as follows:

(a) The representations and warranties in the Note, the Mortgage, the Guaranty and the other Loan Documents are true and correct as of the date hereof.

(b) After giving effect to this Agreement there shall be no Event of Default under the Note, the Mortgage or the other Loan Documents and there is no event or circumstance which with the giving of notice or passing of time, or both, would constitute an Event of Default under the Note, the Mortgage or the other Loan Documents.

(c) The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, they continue to be the legal, valid and binding obligations of Borrower and such Guarantor enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.

(d) There has been no material adverse change in the financial condition of Borrower or such Guarantor since the date of the most recent financial statement received by Lender.

(e) Neither Borrower nor such Guarantor has any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

(f) Borrower and each Guarantor which is not a natural person is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower and such Guarantor. This Agreement has been duly executed and delivered on behalf of Borrower and such Guarantor.

(g) There have been no amendments or changes to the organizational documents of the Borrower or any Guarantor which is not a natural person since the date the most recent organizational documents of Borrower were provided to Lender.

4. Conditions Precedent; Expenses. This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a) Lender shall have received four (4) fully executed counterparts of this Agreement;

(b) O’Donnell and The DOD Trust shall have executed and delivered a Guaranty of Payment to Lender.

(c) Lender shall have received a $5,000 loan fee;

(d) Borrower shall have made a $40,000 principal payment on the Loan; and

(e) Borrower shall have paid all reasonable attorneys’ fees and costs and expenses of Lender in connection with the Loan, this Agreement and the agreements, documents and other items contemplated hereunder.

5. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(b) This Agreement shall not be construed more strictly against Lender than against Borrower or any Guarantor merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower, Guarantors and Lender have contributed substantially and materially to the preparation of this

Agreement, and Borrower, Guarantors and Lender each acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represents that it has been advised by its respective counsel of the legal and practical effect of this Agreement, and recognizes that it is executing and delivering this Agreement, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The signatories hereto state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

(c) Notwithstanding the execution of this Agreement by Lender, the same shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower nor shall privity of contract be presumed to have been established with any third party.

(d) Borrower, each Guarantor and Lender each acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, each Guarantor and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect, and are satisfied and reaffirmed by each party hereto.

(e) This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(f) Any references to the “Note”, the “Guaranty,” the “Mortgage” or the “Loan Documents” contained in any of the Loan Documents shall be deemed to refer to the Note, the Guaranty, the Mortgage and the Loan Documents as amended hereby. The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(g) This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.

(h) Time is of the essence of each of Borrower’s obligations under this Agreement.

6. Release.

In consideration of the amendments contained herein, Borrower and each Guarantor each hereby acknowledge and agree, as of the date hereof, that: (a) none of them nor any of their affiliates have any claim or cause of action against Lender (or any of its affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Lender has heretofore properly performed and satisfied in a timely manner all of their obligations to Borrower and each Guarantor under the Loan Documents. Notwithstanding the foregoing, Lender wishes (and Borrower and each Guarantor agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Lender’s rights, interests, security and/or remedies under the Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, Borrower and each Guarantor (for themselves and their affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Lender and its affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has now or heretofore had, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof arising out of, connected with or related in any way to the Loan Documents, or any act, event or transaction related or attendant thereto, or the agreements of Lender contained therein, or the possession, use, operation or control of any of the assets of Borrower, or the making of the Loan or other advance, or the management of the Loan or advance or any security for the Loan.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement dated as of the day and year first above written.

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Matthew Rodgers
	Name:	Matthew Rodgers
	Title:	Vice President

BORROWER:

OD WM NORTH CAROLINA, LLC, a Delaware limited liability company

By:	O’Donnell Strategic Industrial REIT Operating Partnership, LP, a Delaware limited partnership, its sole Member and Manager

	By:	O’Donnell Strategic Industrial REIT, Inc., a Maryland corporation, its sole General Partner

	By:	/s/ Douglas D. O’Donnell
Douglas D. O’Donnell, its CEO and President

GUARANTORS:

/s/ Douglas D. O’Donnell
DOUGLAS D. O’DONNELL

/s/ Douglas D. O’Donnell
DOUGLAS D. O’DONNELL, TRUSTEE OF THE DOD TRUST, ESTABLISHED AUGUST 29, 2002

[Signature Page to Modification of Loan Documents]

O’DONNELL STRATEGIC INDUSTRIAL REIT, INC., a Maryland corporation

By:	/s/ Douglas D. O’Donnell
Name:	Douglas D. O’Donnell
Title:	Chief Executive Officer and President

O’DONNELL STRATEGIC INDUSTRIAL REIT OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	O’DONNELL STRATEGIC INDUSTRIAL REIT, INC., a Maryland corporation,
Its:	General Partner

By:	/s/ Douglas D. O’Donnell
Douglas D. O’Donnell, its CEO and President

By:	/s/ Douglas D. O’Donnell
Name:	Douglas D. O’Donnell
Title:	Chief Executive Officer and President

[Signature Page to Modification of Loan]